AUDITORS' REPORT TO THE SHAREHOLDERS

We have audited the consolidated balance sheets of G & A Imaging Ltd. as at September 30, 2000 and 1999 and the consolidated statements of operations and deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made be management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at September 30, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in accordance with Canadian generally accepted accounting principles.

Chartered Accountants


Ottawa, Canada
June 1, 2001

G & A IMAGING LTD.
Consolidated Balance Sheet

September 30, 2000, with comparative figures for 1999
Amounts in Canadian Dollars

-------------------------------------------------------------------------------
                                                     2000                1999
-------------------------------------------------------------------------------
ASSETS

Current assets:
  Cash and cash equivalents                   $   256,972         $   887,210
  Restricted cash (note 2)                        635,583             590,200
  Amounts receivable                            2,199,174           1,096,138
  Investment tax credits receivable               466,948             464,406
  Inventory (note 3)                            1,637,088             760,487
  Prepaid expenses                                202,755             221,306
-------------------------------------------------------------------------------
                                                5,398,520           4,019,747

Furniture and equipment (note 4)                  539,670             598,000
Pension asset (note 5)                            139,027             199,341
Software distribution licence (note 6)            411,500             576,101
Goodwill (note 7)                                 203,456             271,274
Deferred income taxes                              32,530              24,974
-------------------------------------------------------------------------------
                                              $ 6,724,703         $ 5,689,437
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Bank operating loan (note 8)                $   776,717         $   415,000
  Accounts payable and accrued liabilities      3,835,886           2,030,839
  Income taxes payable                            229,831             281,984
  Unearned revenue                                254,531             262,387
  Current portion of capital lease
    obligations (note 9)                           82,513             109,134
  Current portion of long-term debt (note 10)     572,000               8,800
  Due to a related party                          195,000                 --
-------------------------------------------------------------------------------
                                                5,946,478           3,108,144

Capital lease obligations (note 9)                 46,430              41,417
Long-term debt (note 10)                              --              572,000

Shareholders' equity:
  Share capital (note 11)                       4,982,255           4,982,255
  Contributed surplus                           1,535,950           1,535,950
  Deficit                                      (5,513,406)         (4,480,804)
  Cumulative translation adjustment              (273,004)            (69,525)
-------------------------------------------------------------------------------
                                                  731,795           1,967,876
Commitments and contingencies (notes 2 and 13)
-------------------------------------------------------------------------------
                                              $ 6,724,703         $ 5,689,437
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

G & A IMAGING LTD.
Consolidated Statement of Operations and Deficit

Year ended September 30, 2000, with comparative figures for 1999
Amounts in Canadian Dollars

-------------------------------------------------------------------------------
                                                      2000                1999
-------------------------------------------------------------------------------
Revenues:
  Software                                    $  4,736,585        $  4,263,763
  Hardware                                       1,180,278             762,194
  Media                                          4,178,600           3,231,642
  Service and maintenance                        1,433,377           2,806,663
-------------------------------------------------------------------------------
                                                11,528,840          11,064,282
Cost of revenues                                 4,169,379           3,104,296
-------------------------------------------------------------------------------
Gross margin                                     7,359,461           7,959,986

Operating expenses:
  Sales and marketing                            3,799,885           4,868,016
  General and administrative                     2,665,220           3,222,060
  Research and development                       1,682,484           1,126,982
  Investment tax credits                          (499,072)           (503,236)
  Amortization                                     594,884             618,384
-------------------------------------------------------------------------------
                                                 8,243,401           9,332,206
-------------------------------------------------------------------------------
Operating loss                                    (883,940)         (1,372,220)

Interest expense, net                             (163,770)           (154,367)
Other income (expense)                             (15,395)            154,427
-------------------------------------------------------------------------------
                                                  (179,165)         (1,372,160)

Income tax expense (recovery)(note 12)             (30,503)            102,554
-------------------------------------------------------------------------------
Net loss                                        (1,032,602)         (1,474,714)

Deficit, beginning of year                      (4,480,804)         (3,006,090)
-------------------------------------------------------------------------------
Deficit, end of year                          $ (5,513,406)       $ (4,480,804)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

G & A IMAGING LTD.
Consolidated Statement of Cash Flows

Year ended September 30, 2000, with comparative figures for 1999
Amounts in Canadian Dollars

-------------------------------------------------------------------------------
                                                      2000                1999
-------------------------------------------------------------------------------
Cash provided by (used in):

Operations:
  Net loss                                    $ (1,032,602)       $ (1,474,714)
  Items not involving cash:
    Amortization of furniture and equipment        362,466             381,985
    Amortization of goodwill                        67,818              71,799
    Amortization of software distribution
      license                                      164,600             164,600
    Deferred income tax                             (7,556)            (34,194)
  Change in non-cash working capital               (85,766)            (55,193)
-------------------------------------------------------------------------------
                                                  (531,062)           (945,717)

Investing activities:
  Purchase of furniture and equipment             (221,831)            (84,668)
  Acquisition of business                              --           (1,182,816)
-------------------------------------------------------------------------------
                                                  (221,831)         (1,267,484)

Financing activities:
  Increase in restricted cash                     (117,871)           (126,100)
  Proceeds from related parties                    195,000                 --
  Bank loan proceeds (repayment)                   361,717            (230,000)
  Repayment of capital lease obligations          (147,674)           (125,709)
  Proceeds from long-term debt                         --              150,000
  Repayment of long-term debt                       (8,800)            (15,098)
  Proceeds from issue of share capital, net
    of expenses                                        --            2,444,078
-------------------------------------------------------------------------------
                                                   282,372           2,097,171

Cumulative translation adjustment                 (159,717)           (164,941)
-------------------------------------------------------------------------------
Net decrease in cash and cash equivalents         (630,238)           (280,971)

Cash and cash equivalents, beginning of year       887,210           1,168,181
-------------------------------------------------------------------------------
Cash and cash equivalents, end of year        $    256,972        $    887,210
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Cash and cash equivalents is defined as cash and certificates of deposit.

See accompanying notes to consolidated financial statements.

G & A IMAGING LTD.
Notes to Consolidated Financial Statements

Year ended September 30, 2000
--------------------------------------------------------------------------------

     The Company is a developer and publisher of software that catalogues and manages digital images such as photographs, graphics, signatures and fingerprints and a developer of the hardware and media related products that accompany the software. The Company's products incorporate its expertise in relational database technology and range in scope from commercial applications targeted at the identification card market to software designed to capture, communicate, and manage digital images.


1.   Significant accounting policies:

     (a)  Basis of consolidation:

          The consolidated financial statements include the accounts of the Company's wholly-owned subsidiaries, Digital Imaging International GmbH ("DII") and Digital Imaging Asia Pacific Pte Ltd. and G & A Imaging, Inc. All significant Intercompany transactions and balances have been eliminated.

     (b)  Inventory:

          Inventory is stated at the lower of cost and net realizable value.

     (c)  Furniture and equipment:

          Furniture and equipment are recorded at cost and are amortized over the estimated useful lives of the underlying assets on a straight-line basis as follows:

          ---------------------------------------------------------------------
          ASSET                                                           RATE
          ---------------------------------------------------------------------

          Computer hardware and software                                   33%
          Office furniture and equipment                                   20%
          ---------------------------------------------------------------------

     (d)  Software distribution licence and goodwill:

          The software distribution licence and goodwill are recorded at cost and are amortized over a period of five years. The net book value of goodwill would be written down if the value was permanently impaired. The Company assesses impairment by determining whether the unamortized goodwill balance can be recovered through the undiscounted future operating cash flow of the related business.

     (e)  Leases:

          Leases are classified as either capital or operating in nature. Capital leases are those that substantially transfer the benefits and risks of ownership to the lessee. Assets acquired under capital leases are amortized at the same rates as those described in note 1(c). Obligations recorded under capital leases are reduced by rental payments net of imputed interest.

G & A IMAGING LTD.
Notes to Consolidated Financial Statements, page 2

Year ended September 30, 2000
--------------------------------------------------------------------------------

1.   Significant accounting policies (continued):

     (f)  Revenue recognition:

          Revenue from software licenses is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable.

          Revenue from maintenance agreements is recognized rateably over the term of the related agreements.

          Revenue from other software-related services is recognized as the services are rendered.

          Revenue from hardware and media is recognized on delivery and when collectibility is reasonably probable.

          For contracts with multiple obligations (e.g. deliverable and undeliverable products, support obligations, consulting and other software-related services), the Company allocates revenue to each element of the contract based on objective evidence, specific to the Company, of the fair value of the element.

          Billings in excess of revenue earned are recorded as unearned revenue.

     (g)  Research and development costs:

          Research costs are expensed as incurred. Development costs are expensed in the year incurred unless management believes a development project meets the generally accepted accounting criteria for deferral and amortization. In the opinion of management, no development costs incurred to date meet all the criteria for deferral and amortization. Therefore, all development costs have been expensed as incurred.

     (h)  Foreign currency translation:

          The Company's subsidiaries represent foreign operations. The
          Company considers that for translation purposes its foreign operations are self-sustaining.

          The assets and liabilities of self-sustaining foreign operations are translated into Canadian dollars at period-end exchange rates and the resulting unrealized exchange gains or losses are included in the cumulative translation adjustment as a separate component of shareholders' equity. The income statements of such operations are translated at exchange rates prevailing during the year.

          Monetary assets and liabilities, and revenue and expenses of the parent Company denominated in foreign currencies are translated into Canadian dollars on the following basis: monetary assets and liabilities, at year-end rates of exchange; revenue and expenses, at approximate rates of exchange prevailing at the time of the transaction. All realized and unrealized foreign exchange gains and losses are included in net loss.

G & A IMAGING LTD.
Notes to Consolidated Financial Statements, page 3

Year ended September 30, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     (i)  Use of estimates:

          The preparation of financial statements in conformity with Canadian generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

2.   RESTRICTED CASH:

     Restricted cash includes approximately $243,000 (1999 - 125,000), which is held as security for letters of credit issued by a bank for a customer security deposit and a bond investment of $392,583 (1999 - $465,200) which has been pledged to a bank that has provided a guarantee to a customer that provided the security deposit.

3.   INVENTORY:

     ---------------------------------------------------------------------------
                                                             2000          1999
     ---------------------------------------------------------------------------
     Software                                         $    58,438  $     93,907
     Hardware                                           1,379,013       330,854
     Media                                                199,637       335,726
     ---------------------------------------------------------------------------
                                                      $ 1,637,088  $    760,487
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

4.   FURNITURE AND EQUIPMENT:

     ----------------------------------------------------------------------------------------------------------
                                                             2000                                          1999
     ----------------------------------------------------------------------------------------------------------
                                      Accumulated        Net book                   Accumulated        Net book
                              Cost   amortization           value      Cost        amortization         value
     ----------------------------------------------------------------------------------------------------------
     Computer hardware
      and software         $  943,823   $  795,079     $  148,744     $   895,396  $   703,508       $  191,888
     Office furniture
      and equipment           587,283      335,351        251,932         501,475      253,239          248,236
     ----------------------------------------------------------------------------------------------------------
                            1,531,106    1,130,430        400,676       1,396,871      956,747          440,124
     Property under
      capital leases:
       Computer hardware
        and software          483,003      378,683        106,320         389,695      282,677          107,018
       Office furniture
        and equipment          89,047       60,373         32,674         100,214       49,356           50,858
     ----------------------------------------------------------------------------------------------------------
                              582,050      443,056        138,994         489,909      332,033          157,876
     ----------------------------------------------------------------------------------------------------------
                           $2,113,156   $1,573,486     $  539,670     $ 1,886,780  $ 1,288,780       $  598,000
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------

G & A IMAGING LTD.
Notes to Consolidated Financial Statements, page 4

Year ended September 30, 2000
--------------------------------------------------------------------------------

4.   FURNITURE AND EQUIPMENT (CONTINUED):

     During the year, furniture and equipment were acquired at an aggregate cost of $347,897, of which $126,066 were acquired by means of capital leases. Cash payments of $221,831 were made to purchase furniture and equipment.

5.   PENSION ASSET:

     (a)  Description:

          The Company's subsidiary, DII, maintains two defined benefit pension plans that provide benefits based on length of service and final average earnings.

          Information about the Company's defined benefit plans is as follows:

          -----------------------------------------------------------------------------------------
                                                     Internal pension           External pension
                                                       benefit plan               benefit plan
                                                    2000          1999         2000          1999
          -----------------------------------------------------------------------------------------
          Accrued benefit obligation          $  327,011    $  353,018   $  432,757    $  490,082
          Fair value of plan assets              466,038       538,329      170,100       129,570
          -----------------------------------------------------------------------------------------
          Funded status - surplus (deficit)   $  139,027    $  185,311   $ (262,657)   $ (360,512)
          -----------------------------------------------------------------------------------------
          Accrued benefit asset, net of
           valuation allowance                $  139,027    $  199,341   $        -    $        -
          -----------------------------------------------------------------------------------------

          The significant actuarial assumptions are the same for both plans and have been adopted in measuring the Company's accrued benefit obligation as follows (weighted-average assumptions as of September 30):

          ----------------------------------------------------------------------
                                                          2000             1999
          ----------------------------------------------------------------------
          Discount rate                                    7.0%             6.5%
          Expected long-term rate of return on plan
           assets                                          7.0%             6.5%
          Rate on compensation increase                    2.5%             2.0%
          ----------------------------------------------------------------------

          Other information about the Company's defined benefit pension plans is as follows:

          ----------------------------------------------------------------------
                                                          2000             1999
          ----------------------------------------------------------------------
          Defined benefit plans expense               $  84,375       $  83,668
          Employer contributions                         81,346         202,341
          Employees' contributions                           -               -
          Benefits paid                                      -               -
          ----------------------------------------------------------------------

G & A IMAGING LTD.
Notes to Consolidated Financial Statements, page 5

Year ended September 30, 2000
--------------------------------------------------------------------------------

6.   SOFTWARE DISTRIBUTION LICENCE:

     The accumulated amortization of the software distribution licence at September 30, 2000 is $411,500 (1999-$246,900).

7.   GOODWILL:

     The accumulated amortization of goodwill at September 30, 2000 is $141,149 (1999-$73,330).

8.   BANK OPERATING LOAN:

     At September 30, 2000, the Company had bank credit facilities that included an operating loan in the maximum amount of $1,087,500 (1999-$750,000). Any amounts that become outstanding on this loan are due on demand and are secured by the amounts receivable of the Company, certain equipment, cash and cash equivalents and guarantees by a related party. The loan balance at September 30, 2000 bears interest at bank prime plus 1/2%.

9.   CAPITAL LEASE OBLIGATIONS:

     The Company leases computer and office equipment under long-term capital leases expiring at various times through November 2002. The Company's obligations under capital leases are as follows:

     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     2001                                                             $91,996
     2002                                                              43,262
     2003                                                               6,182
     --------------------------------------------------------------------------
     Total minimum lease payments                                     141,440

     Less amount representing interest (at rates ranging from
      approximately 8.25% to 15.5%)                                    12,497
     --------------------------------------------------------------------------
     Present value of minimum lease payments                          128,943

     Current portion of obligations under capital leases               82,513
     --------------------------------------------------------------------------
                                                                    $  46,430
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

     Interest expense of $19,127 (1999-$20,735) relating to capital lease obligations has been included in interest expense.

G & A IMAGING LTD.
Notes to Consolidated Financial Statements, page 6

Year ended September 30, 2000
--------------------------------------------------------------------------------

10.  LONG-TERM DEBT:

     ---------------------------------------------------------------------------
                                                            2000           1999
     ---------------------------------------------------------------------------
     Loan payable, interest at 10% payable monthly,
      principal due March 15, 2003 ($400,000) and
      December 31, 2003 ($150,000). The principal
      becomes due on demand should a related party
      cease to control a specific portion of the
      Company's outstanding shares. Secured by
      promissory notes and guarantees of related
      parties                                         $  550,000     $  550,000
     Loan payable in principal installments of
      $4,400 every February and August, no
      interest, due February 2003                         22,000         30,800
     ---------------------------------------------------------------------------
                                                         572,000        580,800

     Less current portion                                572,000          8,800
     ---------------------------------------------------------------------------
                                                      $       -      $  572,000
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     Due to the change in control of the Company, subsequent to year end (note 16), the long-term debt was repaid. Accordingly, both loans are classified as a current liability at September 30, 2000.

11.  SHARE CAPITAL:

     (a)  Authorized share capital:

          The authorized share capital of the Company consists of an unlimited number of Common Shares, Class A Shares and Class A Preference Shares.

          Common Shares and Class A Shares:

          The Common Shares and the Class A Shares rank equally with respect to dividends and the remaining assets of the Company upon liquidation. The holders of the Common Shares are entitled to one vote for each share held of record on all matters submitted to a vote of the shareholders. The Class A Shares are non-voting.

          The Class A Shares are automatically converted into an equal number of Common Shares on the earlier of the date on which a change in control occurs and the date on which the Company completes an initial public offering.

          There are no Class A Shares issued.

G & A IMAGING LTD.
Notes to Consolidated Financial Statements, page 7

Year ended September 30, 2000
--------------------------------------------------------------------------------

11.  SHARE CAPITAL (CONTINUED):

     (a)  Authorized share capital (continued):

          Class A Preference Shares:

          The Class A Preference Shares rank ahead of the Common Shares and the Class A Shares with respect to dividends and the remaining assets of the Company upon liquidation.

          The Class A Preference Shares carry an annual cumulative dividend of 10% payable upon conversion, retraction or redemption. The shares are retractable at the option of the holder and redeemable at the option of the Company, after June 23, 2002, for an amount equal to the purchase price plus unpaid dividends. The shares are convertible into Common Shares, and entitle the holder to the same number of votes which they would be entitled to if the shares had been converted to Common Shares.

          Until September 30, 2000 the conversion rate for Class A Preference shares to Common Shares is one to one. After September 30, 2000 the conversion rate is a formula based on an assumed Company value and the actual combined revenue reported by the Company for the 1999 and 2000 fiscal years. The Class A Preference shares automatically convert into Common upon an initial public offering.

          The undeclared cumulative dividend as at September 30, 2000 is $310,167.

     (b)  Issued share capital:

          ------------------------------------------------------------------------------------------------
                                                             Common                     Class A Preference
          ------------------------------------------------------------------------------------------------
                                                       Shares        Amount         Shares         Amount
          ------------------------------------------------------------------------------------------------
          Balance, September 30, 1998              10,400,000     1,538,177             -              -
          Shares issued for cash                    1,188,572       962,020      2,134,000      1,705,480
          Shares issued in exchange for
           cancellation of debt                       297,143       270,833        800,000        729,167
          Share Issue costs                                -        (75,105)            -        (148,317)
          ------------------------------------------------------------------------------------------------
          Balance, September 30, 1999
           and 2000                                11,885,715    $2,695,925      2,934,000     $2,286,330
          ------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------

     (c)  Warrants:

          At September 30, 2000, there are 666,668 warrants outstanding, and are exercisable at a price of $1.70 per warrant until September 30, 2002.

G & A IMAGING LTD.
Notes to Consolidated Financial Statements, page 8

Year ended September 30, 2000
--------------------------------------------------------------------------------

11.  SHARE CAPITAL (CONTINUED):

     (d)  Stock option plan:

          Under the Company's stock option plan, options to purchase the lesser of 1,300,000 Class A shares or 10% of outstanding Class A shares at the time of the grant may be granted to employees, directors and consultants. Stock options are granted with an exercise price not lower than the stock's fair market value at the date of the grant.
          The options expire on the fifth September 30th following the grant. Options are granted periodically and vest over four years. One quarter of the options vest immediately on the date of the grant and the balance vest in equal instalments on September 30th of each of the next three years.

          A summary of the status of the plan is as follows:

          ---------------------------------------------------------------------------------------------------
                                                2000                          1999
                                     ---------------------------    ---------------------------
                                                       Weighted                       Weighted
                                                        average                        average
                                       Shares    exercise price      Shares     exercise price
          ---------------------------------------------------------------------------------------------------
          Options outstanding,
           beginning of year          257,250           $  0.91           -            $    -

          Granted                     198,500              0.91      328,500              0.91

          Forfeited                  (106,500)            (0.91)     (71,250)            (0.91)
          ---------------------------------------------------------------------------------------------------
          Options outstanding,
           end of year                349,250           $  0.91      257,250           $  0.91
          ---------------------------------------------------------------------------------------------------
          ---------------------------------------------------------------------------------------------------
          Options exercisable,
           end of year                214,938           $  0.91      128,625           $  0.91
          ---------------------------------------------------------------------------------------------------
          ---------------------------------------------------------------------------------------------------

          On September 30, 2000, the weighted average remaining contractual life on outstanding shares is 3.8 years. The weighted average exercise price for these shares on September 30, 2000 is $0.91. The weighted average exercise price for options exercisable on September 30, 2000 is $0.91.

G & A IMAGING LTD.
Notes to Consolidated Financial Statements, page 9

Year ended September 30, 2000
--------------------------------------------------------------------------------

12.  INCOME TAXES:

     (a) Income tax expense is attributable to taxes on income earned by DII to September 30, 2000 and is made up of the following components:

          ----------------------------------------------------------------------
                                                         2000             1999
          ----------------------------------------------------------------------
          Current income tax expense (recovery)     $ (22,947)       $ 136,748
          Deferred income tax recovery                 (7,556)         (34,194)
          ----------------------------------------------------------------------
                                                    $ (30,503)       $ 102,554
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     (b) The Canadian parent company has unused federal and provincial Scientific Research and Experimental Development expenditures of approximately $1,557,000 and $3,386,000, respectively, available to reduce future taxable income for an indefinite period.

          The Company has investment tax credits of approximately $185,000 available for carryforward against future taxes payable, which begin to expire in 2002.

          The Company has federal and provincial non-capital losses which expire as follows:

                                                    Federal        Provincial
          ----------------------------------------------------------------------
          2002                                   $   73,000        $   30,000
          2003                                      309,000           309,000
          2004                                      392,000           339,000
          2005                                    1,022,000         1,022,000
          2006                                    1,115,000         1,111,000
          2007                                      589,000           589,000
                                                 ----------        ----------
                                                 $3,500,000        $3,400,000
                                                 ==========        ==========


          The potential benefits arising from these unused federal and provincial Scientific Research and Experimental Development expenditures, investment tax credits and non-capital losses have not been recorded in these financial statements.

13.  COMMITMENTS:

     The Company has signed equipment and vehicle rental, and office space agreements. The future minimum annual lease payments are as follows:


     2001                                                           $  160,500
     2002                                                               24,000
     2003                                                               16,900
     2004                                                                1,400
     --------------------------------------------------------------------------
                                                                    $  202,800
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

G & A IMAGING LTD.
Notes to Consolidated Financial Statements, page 10

Year ended September 30, 2000
--------------------------------------------------------------------------------

14.  RELATED PARTY TRANSACTIONS:

     During the year ended September 30, 2000, the Company incurred rental expense of approximately $21,500 (1999 - $36,100) for the use of property rented from an officer of the Company and fees of approximately $24,940 (1999 - $32,000) for loan guarantees provided by an officer of the Company and a related party. Also during the year, the Company earned $108,700 (1999 - $142,000) of software, hardware, service and maintenance revenue from a corporation in which its major shareholder was a director of the Company, and paid $31,000 (1999 - $16,000) for accounting services.

     The interest accrued in 2000 on the amount due to a related party was $12,859.

     The amount payable to these related parties at September 30, 2000 is $21,342 (1999 - $24,500).

15.  FINANCIAL INSTRUMENTS:

     The Company operates internationally, giving rise to exposure to market risks from changes in foreign exchange rates. The Company does not hedge these exposures. Amounts receivable and accounts payable and accrued liabilities at September 30, 2000, include $738,372 (1999 - $528,000) and $182,540 (1999 - $296,000), respectively, which are denominated in U.S. dollars.

16.  SUBSEQUENT EVENT:

     On March 30, 2001, all of the assets and liabilities of the Company, with the exception of the long-term debt, and the amount due to a related party were sold to Image Ware Systems Inc. Cash consideration of $2,500,000 USD as well as 665,000 shares in Image Ware Systems Inc. was received in exchange for the sale.

17.  ACQUISITION OF MINORITY INTEREST IN SUBSIDIARY COMPANY:

     Effective October 1, 1998, the Company acquired 24% of the share capital of DII pursuant to a purchase option agreement dated November 8, 1997, between the Company and the Managing Director of DII.

     The purchase price for the share capital was $618,514 in cash. The assets acquired are as follows:

     Net identifiable assests acquired:
       Cash and certificate of deposit                              $  150,640
       Non-cash current assets                                         699,743
       Other non-current assets                                        138,058
       Liabilities                                                    (714,531)

     Goodwill                                                          344,604
     -------------------------------------------------------------------------
                                                                    $  618,514
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------

18.  CANADIAN AND UNITED STATES ACCOUNTING POLICY DIFFERENCES:

     The consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting policies ("GAAP") as applied in Canada. The significant differences between Canadian and United States GAAP and their effect on the consolidated financial statements of the Company are described below:

     Net loss, total assets and total liabilities as reported in accordance with Canadian GAAP are in all material respects consistent with net loss, total assets and total liabilities as reported in accordance with United States GAAP.

     Under United States GAAP, the Company is required to disclose certain information about comprehensive income. This information would be as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                                  2000                1999
-------------------------------------------------------------------------------------------------------------------
     Net loss in accordance with United States GAAP                      $  (1,032,602)      $  (1,474,714)

     Other comprehensive loss:
     Foreign currency translation adjustment                                  (203,479)           (192,692)

-------------------------------------------------------------------------------------------------------------------
     Comprehensive loss in accordance with
       United States GAAP                                                $  (1,236,081)      $  (1,667,406)
-------------------------------------------------------------------------------------------------------------------

     At September 30, 2000, accumulated other comprehensive income amounted to $273,004.